                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act for the proposed issuance of shares of Corporation Common Stock in connection with the proposed acquisition of RGS Energy Group, Inc., any and all amendments to such Registration Statement and any and all other documents required to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 14th day of March, 2001.

                                                /s/ WESLEY W. VON SCHACK
                                        ----------------------------------------

                                                  WESLEY W. VON SCHACK

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act for the proposed issuance of shares of Corporation Common Stock in connection with the proposed acquisition of RGS Energy Group, Inc., any and all amendments to such Registration Statement and any and all other documents required to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 9th day of March, 2001.

                                                   /s/ ROBERT E. RUDE
                                        ----------------------------------------

                                                     ROBERT E. RUDE

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act for the proposed issuance of shares of Corporation Common Stock in connection with the proposed acquisition of RGS Energy Group, Inc., any and all amendments to such Registration Statement and any and all other documents required to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 31st day of March, 2001.

                                                  /s/ RICHARD AURELIO
                                        ----------------------------------------

                                                    RICHARD AURELIO

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act for the proposed issuance of shares of Corporation Common Stock in connection with the proposed acquisition of RGS Energy Group, Inc., any and all amendments to such Registration Statement and any and all other documents required to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 31st day of March, 2001.

                                                  /s/ JAMES A. CARRIGG
                                        ----------------------------------------

                                                    JAMES A. CARRIGG

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act for the proposed issuance of shares of Corporation Common Stock in connection with the proposed acquisition of RGS Energy Group, Inc., any and all amendments to such Registration Statement and any and all other documents required to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 31st day of March, 2001.

                                                 /s/ ALISON P. CASARETT
                                        ----------------------------------------

                                                   ALISON P. CASARETT

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act for the proposed issuance of shares of Corporation Common Stock in connection with the proposed acquisition of RGS Energy Group, Inc., any and all amendments to such Registration Statement and any and all other documents required to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 31st day of March, 2001.

                                                /s/ JOSEPH J. CASTIGLIA
                                        ----------------------------------------

                                                  JOSEPH J. CASTIGLIA

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act for the proposed issuance of shares of Corporation Common Stock in connection with the proposed acquisition of RGS Energy Group, Inc., any and all amendments to such Registration Statement and any and all other documents required to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 31st day of March, 2001.

                                                  /s/ LOIS B. DEFLEUR
                                        ----------------------------------------

                                                    LOIS B. DEFLEUR

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act for the proposed issuance of shares of Corporation Common Stock in connection with the proposed acquisition of RGS Energy Group, Inc., any and all amendments to such Registration Statement and any and all other documents required to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 31st day of March, 2001.

                                                   /s/ PAUL L. GIOIA
                                        ----------------------------------------

                                                     PAUL L. GIOIA

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act for the proposed issuance of shares of Corporation Common Stock in connection with the proposed acquisition of RGS Energy Group, Inc., any and all amendments to such Registration Statement and any and all other documents required to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of March, 2001.

                                                  /s/ DAVID M. JAGGER
                                        ----------------------------------------

                                                    DAVID M. JAGGER

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act for the proposed issuance of shares of Corporation Common Stock in connection with the proposed acquisition of RGS Energy Group, Inc., any and all amendments to such Registration Statement and any and all other documents required to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of March, 2001.

                                                   /s/ JOHN M. KEELER
                                        ----------------------------------------

                                                     JOHN M. KEELER

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act for the proposed issuance of shares of Corporation Common Stock in connection with the proposed acquisition of RGS Energy Group, Inc., any and all amendments to such Registration Statement and any and all other documents required to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 31st day of March, 2001.

                                                    /s/ BEN E. LYNCH
                                        ----------------------------------------

                                                      BEN E. LYNCH

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act for the proposed issuance of shares of Corporation Common Stock in connection with the proposed acquisition of RGS Energy Group, Inc., any and all amendments to such Registration Statement and any and all other documents required to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 31st day of March, 2001.

                                                 /s/ PETER J. MOYNIHAN
                                        ----------------------------------------

                                                   PETER J. MOYNIHAN

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act for the proposed issuance of shares of Corporation Common Stock in connection with the proposed acquisition of RGS Energy Group, Inc., any and all amendments to such Registration Statement and any and all other documents required to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of March, 2001.

                                                   /s/ WALTER G. RICH
                                        ----------------------------------------

                                                     WALTER G. RICH

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act for the proposed issuance of shares of Corporation Common Stock in connection with the proposed acquisition of RGS Energy Group, Inc., any and all amendments to such Registration Statement and any and all other documents required to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 13th day of March, 2001.

                                                 /s/ MICHAEL W. TOMASSO
                                        ----------------------------------------

                                                   MICHAEL W. TOMASSO